                             MEMORANDUM OF AGREEMENT

      This Memorandum of Agreement is entered into as of this 29th day of April, 2005, between AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, and AIM Sector Funds, (each a "Trust" and collectively, the "Trusts"), on behalf of the funds listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and AIM Investment Services, Inc. ("AIS"). This Memorandum of Agreement restates the Memorandum of Agreement dated as of July 1, 2003, as restated November 25, 2003, as restated August 1, 2004, as restated November 1, 2004, as restated January 1, 2005 and as restated April 1, 2005 between AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Funds, Inc. (now known as AIM International Mutual Funds), AIM Investment Securities Funds and A I M Fund Services, Inc. (now known as AIM Investment Services, Inc.). AIS shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in Exhibit A.

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIS as follows:

      Each Trust and AIS agree until the date set forth on the attached Exhibit "A" (the "Expiration Date") that AIS will limit transfer agency expenses of each Fund's Institutional Class at the rates, on an annualized basis, set forth on Exhibit "A". The Boards of Trustees and AIS may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIS will not have any right to reimbursement of any amount so waived.

      The Trusts and AIS agree to review the then-current waivers or expense limitations for each class of each Fund listed on Exhibit "A" on a date prior to the Expiration Date listed on that Exhibit to determine whether such waivers or limitations should be amended, continued or terminated. The waivers or expense limitations will expire upon the Expiration Date unless the Trust and AIS have agreed to continue them. Exhibit "A" will be amended to reflect any such agreement.

      It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall only bind the assets and property of the Funds, as provided in the Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in the Trust's Agreement and Declaration of Trust.

      IN WITNESS WHEREOF, each Trust, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIS have entered into this Memorandum of Agreement as of the date written above.

                                    AIM EQUITY FUNDS
                                    AIM FUNDS GROUP
                                    AIM GROWTH SERIES
                                    AIM INTERNATIONAL MUTUAL FUNDS
                                    AIM INVESTMENT FUNDS
                                    AIM INVESTMENT SECURITIES FUNDS
                                    AIM SECTOR FUNDS
                                    on behalf of the Funds listed in Exhibit "A" to this Memorandum of Agreement

                                    By: ________________________________________

                                    Title: President

                                    AIM INVESTMENT SERVICES, INC.

                                    By: ________________________________________

                                    Title: President

                                   EXHIBIT "A"

FUNDS WITH FISCAL YEAR END OF MARCH 31

                                AIM SECTOR FUNDS

FUND                                         EXPENSE LIMITATION              EXPIRATION DATE
----                                         ------------------              ---------------
AIM Technology Fund                                 0.10%                    March 31, 2006

FUNDS WITH FISCAL YEAR END OF JULY 31

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                         EXPENSE LIMITATION              EXPIRATION DATE
----                                         ------------------              ---------------
AIM Limited Maturity Treasury Fund
      Institutional Class                           0.10%                    July 31, 2005
AIM Global Real Estate Fund
      Institutional Class                           0.10%                    July 31, 2006
AIM Intermediate Government Fund
      Institutional Class                           0.10%                    July 31, 2006

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                                AIM EQUITY FUNDS

FUND                                         EXPENSE LIMITATION              EXPIRATION DATE
----                                         ------------------              ---------------
AIM Aggressive Growth Fund
      Institutional Class                           0.10%                    October 31, 2005
AIM Blue Chip Fund
      Institutional Class                           0.10%                    October 31, 2005
AIM Capital Development Fund
      Institutional Class                           0.10%                    October 31, 2005
AIM Charter Fund
      Institutional Class                           0.10%                    October 31, 2005
AIM Constellation Fund
      Institutional Class                           0.10%                    October 31, 2005
AIM Large Cap Basic Value fund
      Institutional Class                           0.10%                    October 31, 2005
AIM Large Cap Growth Fund
      Institutional Class                           0.10%                    October 31, 2005
AIM Mid Cap Growth Fund
      Institutional Class                           0.10%                    October 31, 2005
AIM Weingarten Fund
      Institutional Class                           0.10%                    October 31, 2005

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                         EXPENSE LIMITATION              EXPIRATION DATE
----                                         ------------------              ---------------
AIM International Growth Fund
      Institutional Class                           0.10%                    October 31, 2005
INVESCO International Core Equity Fund
      Institutional Class                           0.10%                    October 31, 2005

                              AIM INVESTMENT FUNDS

FUND                                         EXPENSE LIMITATION              EXPIRATION DATE
----                                         ------------------              ---------------
AIM Trimark Endeavor Fund
      Institutional Class                           0.10%                    October 31, 2005
AIM Trimark Fund
      Institutional Class                           0.10%                    October 31, 2005
AIM Trimark Small Companies Fund
      Institutional Class                           0.10%                    October 31, 2005

FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                 AIM FUNDS GROUP

FUND                                         EXPENSE LIMITATION              EXPIRATION DATE
----                                         ------------------              ---------------
AIM Balanced Fund
      Institutional Class                           0.10%                    December 31, 2005
AIM Basic Balanced Fund
      Institutional Class                           0.10%                    December 31, 2005
AIM Mid Cap Basic Value Fund
      Institutional Class                           0.10%                    December 31, 2005
AIM Premier Equity Fund
      Institutional Class                           0.10%                    December 31, 2005
AIM Small Cap Equity Fund
      Institutional Class                           0.10%                    December 31, 2006

                                AIM GROWTH SERIES

FUND                                         EXPENSE LIMITATION              EXPIRATION DATE
----                                         ------------------              ---------------
AIM Aggressive Allocation Fund
      Institutional Class                           0.10%                    December 31, 2005
AIM Basic Value Fund
      Institutional Class                           0.10%                    December 31, 2005
AIM Conservative Allocation Fund
      Institutional Class                           0.10%                    December 31, 2005
AIM Global Equity Fund
      Institutional Class                           0.10%                    December 31, 2005
AIM Mid Cap Core Equity Fund
      Institutional Class                           0.10%                    December 31, 2005
AIM Moderate Allocation Fund
      Institutional Class                           0.10%                    December 31, 2005

AIM Small Cap Growth Fund
      Institutional Class                           0.10%                    December 31, 2005
AIM Growth Allocation Fund
      Institutional Class                           0.10%                    December 31, 2006
AIM Moderately Conservative Allocation Fund
      Institutional Class                           0.10%                    December 31, 2006